EXHIBIT 10.10

                               CONTRAT DE TRAVAIL

Entre les soussignes,

- CARTIS INTERNATIONAL Limited Adresse : CARTIS Center - Old Moka Road - BELL VILLAGE - REPLUBLIQUE DE MAURICE Representee par Monsieur Herve GALLION, President Directeur General, ayant tous pouvoirs a l'effet des presentes

                                                      D'une part,

-    Et

           Monsieur Steve OLIVIER
           Demeurant:
           Nationalite: Mauricienne

                                                      D'autre part,

Il a ete convenu ce qui suit:

Engagement

La Societe CARTIS International Ltd engage Monsieur Steve OLIVIER a compter du 01/01/1999, aux conditions indiquees ci-apres, sous reserve des resultats de la visite medicale d'embauche.

Perioda d'essal

I.e. present contrat, conclu pour une duree indeterminee, ne deviendra definitif qu'a l'issue d'une periode d'essai de trois mois.

Fonctions

Monsieur Steve OLIVIER exercera les fonctions de Directeur Administratif & comptable, sous l'autorite et dans le cadre des instructions donnees par le President.

Remuneration



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En  remuneration  de ses services.  Monsieur  Steve OLIVIER  percevra un salaire mensuel de Rs 8.000,00 (huit mille roupies mauriciennes) pour un travail d'une duree moyenne de 12 heures par semaines.

Lieu de travall

Monsieur Steve OLIVIER exercera ses fonctions au siege de CARTIS International a l'lle Maurice.

Conges payee

Monsieur Steve OLIVIER beneficiera des conges payes legaux. La periode de ces conges est determinee par accord entre la Direction et Monsieur Steve OLIVIER, compte-tenu de necessites du service.

Clause de confidentiallte

Monsieur Steve OLIVIER s'engage a ne communiquer a qui que ce soit, tant, a l'interieur qu'a l'exteriur de la Societe, pendant la duree du present contrat et a l'issue de celui-ci, aucune des informations se rapportant a l'activite de la Societe, don't il aurait eu connaissance en raison, ou a l'occasion de ses fonctions.

Cette interdiction vise de facon generale tous les documents auquel Monsieur Steve OLIVIER aura eu acces, dans le cadre de son activite professionnelle au sein de la Societe.

A la cessation de ses activites, Monsieur Steve OLIVIER devra remettre, avant son depart, tous les documents qui lui auront ete confies ou qu'il aura etabli dans l'exercice de ses fonctions. D'une maniere generale, les techniques se rapportant a l'activite pour laquelle il a ete employe, propres a CARTIS International ou aux organismes avec lesquels elle est associee, dont il aura pris connaissance, ne pourront etre utilises par lui dans une autre entreprise, existant ou a creer, ni profiter a celle-ci.

Conditions d'execution du contrat

Monsieur Steve OLIVIER s'engage a observer les instructions et consignes particulieres de travail qui pourront lui etre donnees. Il devra egalement les transmentre a ses eventuels subordonnes et sera responsable de leur bonne application.

Monsieur Steve OLIVIER devra informer la Societe de tout changement sur la situation qu'il a signalee lors de son engagement (adresse, situation de famille, etc...).

Fait en double exemplairs a Bell Village , le ..............


/s/ Steve Olivier                                  /s/ Herve Gallion
-----------------------                            -----------------------
Steve OLIVIER                                      Herve GALLION



Signature precedee de la mention manuscrite President
( lu et approuve)